UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6302

Cohen & Steers Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2010. The net asset value (NAV) at that date was $58.46 per share.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2010	Year Ended December 31, 2010
Cohen & Steers Realty Shares	21.78%	27.14%
FTSE NAREIT Equity REIT Index[a]	21.22%	27.96%
S&P 500 Index[a]	23.27%	15.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

Investment Review

U.S. real estate securities achieved exceptionally strong returns in 2010, fueled by improving fundamentals and a significant compression in cap rates. The year also marked a shift from defense to offense: having recapitalized in 2009, many REITs began to make acquisitions and raise dividends. Investors noticed, and rewarded them for it.

After a rough start in January, REIT shares rallied as companies reported strong earnings, stabilizing rents and higher occupancies, particularly among Class A properties. But in May, stocks retreated globally when Greece was forced to accept emergency loans to avoid default, sparking fears that fiscal troubles in Europe could have a global impact. A volatile summer ensued as economists debated whether the United States would be pulled into a double-dip recession.

a  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS REALTY SHARES, INC.

Markets revived in late August on hints of a second round of quantitative easing by the Federal Reserve, which was enacted in November. Although European sovereign risk resurfaced in the fourth quarter, strong retail sales and the extension of low tax rates fueled a strong finish to the year.

Early-cyclical REITs led the way

Every property sector advanced in 2010, led by those poised to gain the most from improving economic conditions. Apartment REITs (which had a total return of +47.0%b) were the top performers, benefiting from tight supply, relatively short leases and reduced interest in home buying. While apartment revenues are generally linked to employment, job growth among younger workers near urban centers—a major renting constituency—was comparatively healthy.

In the hotel sector (+42.8%), RevPAR (revenue per available room) estimates rose substantially during the year amid strengthening demand, an increase in higher-paying business travelers and little new supply in the pipeline. Regional mall owners (+34.6%) were also strong, although companies with higher-quality portfolios underperformed, having already experienced significant cap-rate compression in 2009.

Among shopping center REITs (+30.8%), big-box power centers did particularly well, as they were successful at finding stable national brands to replace tenants that had gone bankrupt during the recession. In contrast, grocery-anchored centers struggled to maintain occupancy, since their tenants tend to be local businesses less able to cope with the tepid economy.

Office and health care rose, but trailed other sectors

Office REITs (+18.4%) saw strong demand in core urban markets, supporting a rise in occupancies and rents. Boston Properties' acquisition of the John Hancock Tower underscored the strength of this segment. However, suburban offices were more vulnerable, weighed down by excess supply and tenants that renewed leases at reduced square footage following headcount cuts.

The traditionally defensive health care sector (+19.2%) behaved less "bond-like" than it has historically. Further, health care REITs executed significant and generally cash-flow-accretive acquisitions throughout the year.

Fund performance

The Fund had a strong total return in 2010, but modestly underperformed its benchmark. Office REITs were a significant contributor: our underweight helped, and we avoided a number of companies with lower-quality assets that were among the index's worst performers. Our early underweight in the apartment sector, transitioning to overweight later in the year, was also beneficial, as was stock selection in the sector. Other positive factors

b  Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS REALTY SHARES, INC.

included our stock selection and overweight in shopping center REITs, as well as our out-of-index hotel investments, which rallied on company-specific catalysts.

The major detractor for the year was our stock selection and overweight in industrial properties (which had a below-average return of +18.9% in the index), including a company that was tainted by its exposure to European markets. Stock selection in the regional mall sector also weighed on relative returns: we focused on larger companies in the space that we believed would benefit from low capital costs and acquisition opportunities. These positions achieved strong absolute returns, but they underperformed the stellar returns of smaller, more-leveraged companies with lower-quality assets.

Investment Outlook

The U.S. economy appears to be heading in the right direction, even though the recovery has been slow. There are potential risks, including high unemployment, a burgeoning Federal deficit, fiscal strain in parts of Europe and monetary tightening in China, all of which demand close monitoring.

Fundamentals have bottomed in most property sectors, in our view, likely leading to healthy dividend increases, more public equity offerings and an increase in acquisition activity. But with cap-rate compression having essentially run its course, further multiple expansion will require cash flow growth, which we expect to accelerate in 2011. We are also mindful of the need to protect asset values in the face of rising interest rates over the coming year, leading us to favor companies with strong fundamental drivers that we believe will be in a position to demand rent increases.

We are oriented toward economically sensitive property sectors, such as apartments, which we believe will benefit from an increase in household formation. One risk to apartment owners is that more renters become buyers as home prices fall and mortgage financing becomes more available. Hotel REITs remain attractive from a cyclical standpoint, but we note that current share prices have already factored in strong revenue growth and tight supply over the next three to four years. We continue to be positive on regional mall owners, targeting larger companies in the sector.

We remain cautious in the office sector, with a focus on core urban markets, as we have concerns about the fundamental recovery in suburban areas. However, we have been selectively adding to our suburban office holdings in cases where relative values have become more attractive. We are also maintaining a reduced allocation to healthcare and industrial REITs on valuation.

COHEN & STEERS REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JON CHEIGH

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2010

	1 Year	5 Years	10 Years	Since Inception[b]
Fund	27.14%	4.14%	11.33%	12.37%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The annual expense ratio as reported in the prospectus dated May 1, 2010 was 1.06%.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Inception date of July 2, 1991.

COHEN & STEERS REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010—December 31, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period[a] July 1, 2010– December 31, 2010
Actual (21.78% return)	$1,000.00	$1,217.80	$5.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.27	$4.99

a  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS REALTY SHARES, INC.

DECEMBER 31, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$331,629,221	10.5%
Public Storage	192,874,065	6.1
Equity Residential	174,135,049	5.5
Vornado Realty Trust	162,068,600	5.1
Ventas	126,766,857	4.0
Boston Properties	122,886,397	3.9
Host Hotels & Resorts	119,311,825	3.8
AvalonBay Communities	111,725,684	3.5
Developers Diversified Realty Corp.	100,753,589	3.2
ProLogis	96,927,547	3.1

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
COMMON STOCK	96.8%
FINANCIAL—BANK	0.8%
Bond Street Holdings LLC, Class A, 144Aa,b,c,d		662,947	$13,921,887
SJB Escrow Corp., Class A, 144Aa,b,c,d		499,400	9,988,000
			23,909,887
REAL ESTATE	96.0%
DIVERSIFIED	8.9%
Alexander's		53,528	22,068,524
Duke Realty Corp.		4,501,978	56,094,646
Forest City Enterprises[c]		2,421,193	40,409,711
Vornado Realty Trust		1,944,901	162,068,600
			280,641,481
HEALTH CARE	8.8%
Brookdale Senior Living[c]		726,696	15,558,561
HCP		1,052,590	38,724,786
Health Care REIT		1,349,082	64,270,267
Nationwide Health Properties		879,614	32,000,357
Ventas		2,415,527	126,766,857
			277,320,828
HOTEL	8.6%
Hersha Hospitality Trust		4,628,228	30,546,305
Host Hotels & Resorts		6,676,655	119,311,825
Hyatt Hotels Corp., Class Ac		343,697	15,727,575
Orient-Express Hotels Ltd., Class A (Bermuda)[c]		1,372,280	17,825,917
Pebblebrook Hotel Trust		1,093,451	22,218,924
Starwood Hotels & Resorts Worldwide		547,440	33,273,403
Strategic Hotels & Resorts[c]		2,059,254	10,893,454
Sunstone Hotel Investors[c]		2,327,872	24,046,918
			273,844,321

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INDUSTRIAL	4.9%
AMB Property Corp.		935,369	$29,660,551
EastGroup Properties		499,180	21,125,298
First Industrial Realty Trust[c]		671,581	5,883,049
ProLogis		6,712,434	96,927,547
			153,596,445
OFFICE	9.6%
Boston Properties		1,427,252	122,886,397
Douglas Emmett		1,383,614	22,967,993
Highwoods Properties		593,981	18,918,295
Hudson Pacific Properties		818,781	12,322,654
Liberty Property Trust		1,892,039	60,393,885
Mack-Cali Realty Corp.		413,522	13,671,037
SL Green Realty Corp.		800,698	54,055,122
			305,215,383
OFFICE/INDUSTRIAL	1.0%
PS Business Parks		581,945	32,425,975
RESIDENTIAL	21.9%
APARTMENT	20.8%
Apartment Investment & Management Co.		2,440,007	63,049,781
AvalonBay Communities		992,676	111,725,684
BRE Properties		750,968	32,667,108
Camden Property Trust		943,520	50,931,209
Campus Crest Communities		1,042,999	14,622,846
Colonial Properties Trust		1,758,281	31,736,972
Education Realty Trust		1,291,805	10,037,325
Equity Residential		3,351,974	174,135,049
Essex Property Trust		321,141	36,680,725
Post Properties		1,390,047	50,458,706
UDR		3,448,382	81,105,945
			657,151,350

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
MANUFACTURED HOME	1.1%
Equity Lifestyle Properties		635,030	$35,517,228
TOTAL RESIDENTIAL			692,668,578
SELF STORAGE	7.1%
Extra Space Storage		1,559,108	27,128,479
Public Storage		1,901,736	192,874,065
Sovran Self Storage		102,065	3,757,013
			223,759,557
SHOPPING CENTER	23.9%
COMMUNITY CENTER	8.3%
Developers Diversified Realty Corp.		7,150,716	100,753,589
Kimco Realty Corp.		4,955,427	89,395,903
Tanger Factory Outlet Centers		497,332	25,458,425
Weingarten Realty Investors		1,950,694	46,348,489
			261,956,406
REGIONAL MALL	15.6%
General Growth Properties		2,397,533	37,113,811
Macerich Co.		1,556,197	73,717,052
Simon Property Group		3,333,292	331,629,221
Taubman Centers		1,040,584	52,528,680
			494,988,764
TOTAL SHOPPING CENTER			756,945,170

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
SPECIALTY	1.3%
Digital Realty Trust		412,461	$21,258,240
Rayonier		402,390	21,133,523
			42,391,763
TOTAL REAL ESTATE			3,038,809,501
TOTAL INVESTMENTS (Identified cost—$2,128,955,232)	96.8%		3,062,719,388
OTHER ASSETS IN EXCESS OF LIABILITIES	3.2		102,349,918
NET ASSETS (Equivalent to $58.46 per share based on 54,138,606 shares of common stock outstanding)	100.0%		$3,165,069,306

Glossary of Portfolio Abbreviation

REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.8% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.8% of net assets of the Fund.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.8% of net assets of the Fund, all of which is illiquid.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$2,128,955,232)	$3,062,719,388
Cash	93,364,151
Receivable for:
Fund shares sold	10,792,109
Investment securities sold	8,739,288
Dividends	8,606,548
Other assets	50,361
Total Assets	3,184,271,845
LIABILITIES:
Payable for:
Fund shares redeemed	10,497,386
Investment securities purchased	5,556,707
Investment advisory fees	2,080,882
Administration fees	52,093
Directors' fees	8,337
Other liabilities	1,007,134
Total Liabilities	19,202,539
NET ASSETS applicable to 54,138,606 shares of $0.001 par value of common stock outstanding	$3,165,069,306
NET ASSET VALUE PER SHARE:
($3,165,069,306 ÷ 54,138,606 shares outstanding)	$58.46
NET ASSETS consist of:
Paid-in capital	$2,388,735,161
Accumulated undistributed net investment income	4,081,949
Accumulated net realized loss	(161,511,960)
Net unrealized appreciation	933,764,156
$3,165,069,306

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividend income (net of $52,968 of foreign withholding tax)	$56,760,419
Expenses:
Investment advisory fees	21,832,329
Transfer agent fees and expenses	2,598,407
Administration fees	1,005,035
Reports to shareholders	351,664
Directors' fees and expenses	271,385
Custodian fees and expenses	260,591
Professional fees	153,797
Line of credit fees	123,506
Registration and filing fees	92,758
Miscellaneous	129,564
Total Expenses	26,819,036
Net Investment Income	29,941,383
Net Realized and Unrealized Gain:
Net realized gain	243,889,397
Net change in unrealized appreciation	376,687,250
Net realized and unrealized gain	620,576,647
Net Increase in Net Assets Resulting from Operations	$650,518,030

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$29,941,383	$38,330,335
Net realized gain	243,889,397	1,796,955
Net change in unrealized appreciation	376,687,250	530,994,525
Net increase in net assets resulting from operations	650,518,030	571,121,815
Dividends and Distributions to Shareholders from:
Net investment income	(63,729,549)	(39,042,174)
Tax return of capital	—	(22,345,501)
Total dividends and distributions to shareholders	(63,729,549)	(61,387,675)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	278,893,671	397,564,522
Total increase in net assets	865,682,152	907,298,662
Net Assets:
Beginning of year	2,299,387,154	1,392,088,492
End of year[a]	$3,165,069,306	$2,299,387,154

a  Includes accumulated undistributed net investment income of $4,081,949 and $3,917,317, respectively.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$47.06	$37.01	$58.80	$89.45	$72.59
Income from investment operations:
Net investment income	1.22	0.89	1.15	1.24 [a]	0.91
Net realized and unrealized gain (loss)	11.39	10.55	(20.93)	(18.21)	25.52
Total income (loss) from investment operations	12.61	11.44	(19.78)	(16.97)	26.43
Less dividends and distributions to shareholders from:
Net investment income	(1.22)	(0.89)	(1.22)	(1.09)	(0.91)
Net realized gain	—	—	—	(12.63)	(8.14)
Tax return of capital	—	(0.51)	(0.80)	—	(0.53)
Total dividends and distributions to shareholders	(1.22)	(1.40)	(2.02)	(13.72)	(9.58)
Redemption fees retained by the Fund	0.01	0.01	0.01	0.04	0.01
Net increase (decrease) in net asset value	11.40	10.05	(21.79)	(30.65)	16.86
Net asset value, end of year	$58.46	$47.06	$37.01	$58.80	$89.45
Total investment return	27.14%	32.50%	–34.40%	–19.19%	37.13%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,165.1	$2,299.4	$1,392.1	$2,295.1	$3,601.9
Ratio of expenses to average daily net assets	0.99%	1.06%	1.00%	0.95%	0.96%
Ratio of net investment income to average daily net assets	1.10%	2.45%	2.06%	1.21%	1.08%
Portfolio turnover rate	106%	119%	99%	58%	31%

a  15.1% of net investment income was attributable to a special dividend paid by Boston Properties, Inc.

See accompanying notes to financial statements.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 26, 1991 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Financial—Bank	$23,909,887	$—	—	$23,909,887
Common Stock—Real Estate	3,038,809,501	3,038,809,501	—	—
Total Investments	$3,062,719,388	$3,038,809,501	—	$23,909,887

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2009	$—
Purchases	23,909,887
Balance as of December 31, 2010	$23,909,887

Investments classified as Level 3 infrequently trade and have significant unobservable inputs. The Level 3 common stock has been fair valued utilizing inputs and assumptions which include book value, recent comparables in similar securities, as well as liquidity and market risk factors.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders.

Cash: As of December 31, 2010, the balance of cash was held at the Fund's custodian.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.85% for the first $1.5 billion and 0.75% thereafter of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund's average daily net assets. For the year ended December 31, 2010, the Fund paid the advisor $542,195 in fees under this administration agreement. Additionally, the Fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $43,530 from the Fund for the year ended December 31, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010, totaled $3,048,254,374 and $2,772,089,011, respectively.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2010	2009
Ordinary income	$63,729,549	$39,042,174
Tax return of capital	—	22,345,501
Total dividends and distributions	$63,729,549	$61,387,675

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$837,962,312
Gross unrealized depreciation	(1,497,319)
Net unrealized appreciation	$836,464,993
Cost for federal income tax purposes	$2,226,254,395

As of December 31, 2010, the Fund had a net capital loss carryforward of $64,212,791, of which $46,206,122 will expire on December 31, 2016 and $18,006,669 which will expire on December 31, 2017. These carryforwards may be used to offset future capital gains to the extent provided by regulations.

During the year ended December 31, 2010, the Fund utilized net capital loss carryforwards of $215,776,499.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to Fund distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $33,952,798 and accumulated undistributed net investment income was credited $33,952,798. Net assets were not affected by this reclassification.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 200 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Sold	19,552,899	$1,029,459,255	23,241,581	$825,160,337
Issued as reinvestment of dividends and distributions	1,117,455	58,694,499	1,631,762	56,484,547
Redeemed	(15,394,219)	(809,590,482)	(13,627,032)	(484,431,526)
Redemption fees retained by Fund[a]	—	330,399	—	351,164
Net increase	5,276,135	$278,893,671	11,246,311	$397,564,522

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund will no longer charge redemption fees.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. (Effective January 28, 2011, the credit agreement was subsequently renewed under similar terms and expires January 27, 2012. The commitment fee was reduced to 0.125%).

During the year ended December 31, 2010, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Subsequent Events

Events and transactions occurring after December 31, 2010 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Realty Shares, Inc. (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2011

COHEN & STEERS REALTY SHARES, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $1,745,466.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the Advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

  (table continued on next page)

COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

  (table continued on next page)

COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held With Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Jon Cheigh Age: 38	Vice President	Senior Vice President of CSCM since 2005. Prior to that, vice president and research analyst for Security Capital.	Since 2007

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Jon Cheigh
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: CSRSX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

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ANNUAL REPORT

DECEMBER 31, 2010

CSRSXAR

Item 2. Code of Ethics.

The registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$48,000	$48,000
Audit-Related Fees	$0	$0
Tax Fees	$6,000	$6,000
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2010	2009
Registrant	$6,000	$6,000
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: March 2, 2011